      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 3, 1995
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

              Filed by the Registrant                    /X/
              Filed by a Party other than the Registrant / /

              Check the appropriate box:

              / /  Preliminary Proxy Statement

              /X/  Definitive Proxy Statement

              / /  Definitive Additional Materials

              / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              MuniVest Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              MuniVest Fund, Inc.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
- --------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
- --------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
- --------------------------------------------------------------------------------

     (3)  Filing Party:
- --------------------------------------------------------------------------------

     (4)  Date Filed:
- --------------------------------------------------------------------------------

- ---------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                              MUNIVEST FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                               ------------------

                 NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 16, 1995

                               ------------------

TO THE STOCKHOLDERS OF MUNIVEST FUND, INC.:

     Notice is hereby given that the 1995 Annual Meeting of Stockholders (the "Meeting") of MuniVest Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, June 16, 1995 at 9:45 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 24, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 26, 1995, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Plainsboro, New Jersey
Dated: May 2, 1995

                                PROXY STATEMENT
                            ------------------------

                              MUNIVEST FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1995 ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 16, 1995

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniVest Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1995 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, June 16, 1995 at 9:45 A.M. The approximate mailing date of this Proxy Statement is May 5, 1995.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on April 24, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of April 24, 1995, the Fund had outstanding 61,123,140 shares of common stock, par value $.10 per share ("Common Stock"), and 11,000 shares of auction market preferred stock, par value $.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of April 24, 1995, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     With respect to Item 1, Election of Directors, holders of AMPS are entitled to elect the two directors designated below and holders of Common Stock are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of the holders of a majority of the AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of the holders of a majority of the Common Stock, voting separately as a single class, represented at the meeting and entitled to vote; and (iii) approval of Item 2, Selection of Independent Auditors, will require the affirmative vote of the holders of a majority of the Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1.  ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of AMPS, voting separately by class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All such proxies of the holders of Common Stock, voting separately by class, in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                    APRIL 24, 1995
                                            PRINCIPAL OCCUPATIONS                   --------------
                                            DURING PAST FIVE YEARS     DIRECTOR      COMMON
   NAME AND ADDRESS OF NOMINEE    AGE    AND PUBLIC DIRECTORSHIPS(1)    SINCE        STOCK    AMPS
- --------------------------------- ---   ------------------------------ --------     --------  ----
Ronald W. Forbes(1)(2)........... 54    Professor of Finance, School    1988             513   0
  1400 Washington Avenue                of Business, State University
  Albany, New York 12222                  of New York at Albany, since
                                          1989, and Associate
                                          Professor prior thereto;
                                          Member, Task Force on
                                          Municipal Securities
                                          Markets, Twentieth Century
                                          Fund.
Richard R. West(1)(2)............ 57    Professor of Finance, and Dean  1988               0   0
  482 Tepi Drive                          from 1984 to 1993, New York
  Southbury, Connecticut 06488            University Leonard N. Stern
                                          School of Business
                                          Administration; Professor of
                                          Finance at the Amos Tuck
                                          School of Business
                                          Administration from 1976 to
                                          1984 and Dean from 1976 to
                                          1983; Director of Vornado,
                                          Inc. (real estate investment
                                          trust), Alexander's Inc.
                                          (real estate company), Bowne
                                          & Co., Inc. (financial
                                          printer), Smith-Corona
                                          Corporation (manufacturer of
                                          typewriters and word
                                          processors) and Re Capital
                                          Corp. (reinsurance holding
                                          company).

TO BE ELECTED BY HOLDERS OF COMMON STOCK, VOTING SEPARATELY AS A CLASS

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                    APRIL 24, 1995
                                            PRINCIPAL OCCUPATIONS                   --------------
                                            DURING PAST FIVE YEARS     DIRECTOR      COMMON
   NAME AND ADDRESS OF NOMINEE    AGE    AND PUBLIC DIRECTORSHIPS(1)    SINCE        STOCK    AMPS
- --------------------------------- ---   ------------------------------ --------     --------  ----
Cynthia A. Montgomery(1)(2)...... 42    Professor, Harvard Business     1993            0      0
  Harvard Business School                 School since 1989; Associate
  Soldiers Field Road                     Professor, J.L. Kellogg
  Boston, Massachusetts 02163             Graduate School of
                                          Management, Northwestern
                                          University from 1985 to
                                          1989; Assistant Professor,
                                          Graduate School of Business
                                          Administration, the
                                          University of Michigan from
                                          1979 to 1985; Director, UNUM
                                          Corporation.
Charles C. Reilly(1)(2).......... 63    Self-employed financial         1990            0      0
  9 Hampton Harbor Road                   consultant since 1990;
  Hampton Bays, New York                  President and Chief
  11946                                   Investment Officer of Verus
                                          Capital, Inc. from 1979 to
                                          1990; Senior Vice President
                                          of Arnhold and S.
                                          Bleichroeder, Inc. from 1973
                                          to 1990; Adjunct Professor,
                                          Columbia University Graduate
                                          School of Business, 1990;
                                          Adjunct Professor, Wharton
                                          School, University of
                                          Pennsylvania, 1990; Partner,
                                          Small Cities CableVision.
Kevin A. Ryan(1)(2).............. 62    Founder, current Director and   1992            0      0
  127 Commonwealth Avenue                 Professor of The Boston
  Chestnut Hill,                          University Center for the
  Massachusetts 02167                     Advancement of Ethics and
                                          Character; Professor of
                                          Education at Boston
                                          University from 1982 until
                                          1994; Formerly taught on the
                                          faculties of the University
                                          of Chicago, Stanford
                                          University and Ohio State
                                          University.

                                                                      (Footnotes on following page)

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                       OWNED AT
                                                                                    APRIL 24, 1995
                                            PRINCIPAL OCCUPATIONS                   --------------
                                            DURING PAST FIVE YEARS     DIRECTOR      COMMON
   NAME AND ADDRESS OF NOMINEE    AGE    AND PUBLIC DIRECTORSHIPS(1)    SINCE        STOCK    AMPS
- --------------------------------- ---   ------------------------------ --------     --------  ----
Arthur Zeikel(1)*................ 62    President of Fund Asset         1988            0      0
  P.O. Box 9011                           Management, L.P. ("FAM",
  Princeton, New Jersey                   which term as used herein
  08543-9011                              includes its corporate
                                          predecessors) since 1977;
                                          President of MLAM (which
                                          term as used herein includes
                                          its corporate predecessors)
                                          since 1977; President and
                                          Director of Princeton
                                          Services, Inc. ("Princeton
                                          Services") since 1993;
                                          Executive Vice President of
                                          Merrill Lynch & Co., Inc.
                                          ("ML & Co.") since 1990;
                                          Executive Vice President of
                                          Merrill Lynch, Pierce,
                                          Fenner & Smith Incorporated
                                          ("MLPF&S") since 1990 and a
                                          Senior Vice President
                                          thereof from 1985 to 1990;
                                          Director of Merrill Lynch
                                          Funds Distributor, Inc.
                                          ("MLFD").

- ---------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors" below.
(2) Member of Audit Committee of the Board of Directors.
 * Interested person, as defined in the Investment Company Act of 1940, as amended, of the Fund.

     Committee's and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended August 31, 1994, the Board of Directors held five meetings and the Audit Committee held four meetings. All of the Directors attended at least 75% of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Ms. Montgomery inadvertently filed a late report to disclose her election as a Director of the Fund, and except that Elizabeth Griffin inadvertently filed a late report to disclose her election as a Senior Vice President of FAM.

     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM a fee of $2,000 per year plus $800 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $1,000 per year, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. These fees and expenses aggregated $19,086 for the fiscal year ended August 31, 1994.

     The following table sets forth for the fiscal year ended August 31, 1994 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                                                     TOTAL COMPENSATION FROM
                                        AGGREGATE        PENSION OR RETIREMENT          FUND AND FAM/MLAM
                                       COMPENSATION     BENEFITS ACCRUED AS PART      ADVISED FUNDS PAID TO
          NAME OF DIRECTOR              FROM FUND           OF FUND EXPENSES                DIRECTORS
- -------------------------------------  ------------     ------------------------     -----------------------
Ronald W. Forbes(1)..................     $7,000                  None                      $ 154,400
Cynthia A. Montgomery(1).............     $5,450                  None                      $ 133,817
Charles C. Reilly(1).................     $7,000                  None                      $ 276,900
Kevin A. Ryan(1).....................     $7,000                  None                      $ 154,400
Richard R. West(1)...................     $8,000                  None                      $ 300,900

- ---------------
(1) In addition to the Fund, the Directors serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Forbes (24 boards); Ms. Montgomery (24 boards); Mr. Reilly (41 boards); Mr. Ryan (24 boards); and Mr. West (41 boards).

     Officers of the Fund. The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                           OFFICER
    NAME AND PRINCIPAL OCCUPATION                                       OFFICE       AGE   SINCE
                                                                   ----------------  ----  -----
Arthur Zeikel....................................................  President           62  1988
  President of FAM since 1977; President of MLAM since 1977;
  President and Director of Princeton Services since 1993;
  Executive
  Vice President of ML & Co. since 1990; Executive Vice President of MLPF&S since 1990 and a Senior Vice President thereof
  from 1985 to 1990; Director of MLFD.
Terry K. Glenn...................................................  Executive Vice      54  1988
  Executive Vice President of FAM and MLAM since 1983;               President
  Executive Vice President and Director of Princeton Services
  since 1993; President of MLFD since 1986 and Director thereof since 1991.
Vincent R. Giordano..............................................  Vice President      50  1988
  Senior Vice President of FAM and MLAM since 1984 and
  Vice President of MLAM from 1980 to 1984; Portfolio
  Manager of FAM and MLAM since 1977; Senior Vice President
  of Princeton Services since 1993.
Kenneth A. Jacob.................................................  Vice President      45  1988
  Vice President of MLAM since 1984; employed by
  MLAM since 1978.
Donald C. Burke..................................................  Vice President      34  1993
  Vice President and Director of Taxation of MLAM since 1990;
  employee of Deloitte & Touche LLP from 1982 to 1990.
Gerald M. Richard................................................  Treasurer           46  1988
  Senior Vice President and Treasurer of FAM and MLAM since
  1984; Senior Vice President and Treasurer of Princeton Services
  since 1993; Vice President of MLFD since 1981 and Treasurer thereof since 1984.
Mark B. Goldfus..................................................  Secretary           48  1988
  Vice President of FAM and MLAM since 1985.

     Stock Ownership. At April 24, 1995, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

     Broker-dealer firms, including MLPF&S, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the American Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1994 AND A COPY OF ITS SEMI-ANNUAL REPORT FOR SIX MONTHS ENDED FEBRUARY 28, 1995 TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to MuniVest Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, or to 1-800-MERRILL ext. 9368 (1-800-637-7455 ext. 9368).

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1996 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in June 1996, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by January 8, 1996.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Dated: May 2, 1995

                                                                    COMMON STOCK

                              MUNIVEST FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniVest Fund, Inc. (the "Fund") held of record by the undersigned on April 24, 1995 at the annual meeting of stockholders of the Fund to be held on June 16, 1995 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)





PLEASE MARK BOXES / /  OR /X/ IN BLUE OR BLACK INK.


1. ELECTION OF DIRECTORS      FOR all nominees listed below                     WITHHOLD AUTHORITY
                              (except as marked to the contrary below) / /      to vote for all nominees
                                                                                listed below    / /


   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR / /                 AGAINST  / /                 ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                    , 1995
      ------------------------------------

X
  ----------------------------------------------
                     Signature
X
  ----------------------------------------------
            Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                              MUNIVEST FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniVest Fund, Inc. (the "Fund") held of record by the undersigned on April 24, 1995 at the annual meeting of stockholders of the Fund to be held on June 16, 1995 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)



PLEASE MARK BOXES  / /  OR  /X/ IN BLUE OR BLACK INK.


1. ELECTION OF DIRECTORS      FOR all nominees listed below                     WITHHOLD AUTHORITY
                              (except as marked to the contrary below) / /      to vote for all nominees
                                                                                listed below    / /

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) Ronald W. Forbes and Richard R. West

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR / /                 AGAINST / /                  ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
      ---------------------------------------, 1995

X
 --------------------------------------------------
                      Signature
X
 --------------------------------------------------
               Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.